Exhibit 99.1

Chicago Atlantic BDC, Inc. Reports Second Quarter 2026 Financial Results

NEW YORK, August 13, 2026 — Chicago Atlantic BDC, Inc. (“LIEN” or the “Company”) (NASDAQ: LIEN), a specialty finance company that has elected to be regulated as a business development company, today announced its financial results for the second quarter ended June 30, 2026.

Operating Highlights

	For the Three Months Ended
	June 30, 2026		March 31, 2026
(Dollar amounts in millions, except per share data)*	Total Amount	Per Share	Total Amount	Per Share
Total investment income	$14.0	$0.61	$16.7	$0.73
Net investment income	$7.7	$0.34	$10.0	$0.44
Net change in unrealized gains (losses)	$(1.6)	$(0.07)	$(1.4)	$(0.06)
Net increase in net assets resulting from operations	$6.1	$0.27	$8.5	$0.37

*	totals may not foot due to rounding

Peter Sack, Chief Executive Officer of the Company, commented, “The second quarter reflected the continued strength of our portfolio and disciplined underwriting approach. The decline in portfolio fair value was driven primarily by repayments and amortization activity rather than credit deterioration or valuation markdowns. With no investments on non-accrual status, steady portfolio risk ratings, and a 100% senior secured debt portfolio generating a weighted average yield on debt investments of 16.0%, we remain positioned to generate attractive risk-adjusted returns.”

Mr. Sack continued, “We ended the quarter with $73.9 million in available liquidity and a pipeline of approximately $1.1 billion. Several anticipated fundings shifted into the third quarter due to transaction timing, and we continue to see strong borrower demand and a healthy pipeline of opportunities, giving us confidence in our deployment outlook.”

Balance Sheet Highlights

	As of
(Dollar amounts in millions, except per share data)	June 30, 2026	March 31, 2026
Total assets	$344.0	$373.1
Total net assets	$302.5	$304.2
Net asset value per share	$13.26	$13.33
Outstanding borrowings	$27.0	$54.5
Debt-to-equity ratio	0.09x	0.18x

Portfolio Activity

	For the Three Months Ended
(Dollar amounts in millions)	June 30, 2026	March 31, 2026
Investment fundings (portfolio companies / principal)	1 / $2.7	7 / $93.9
Repayments / amortization / refinancing	$26.7 / $5.5 / $0.0	$13.7 / $7.6 / $42.1
Portfolio Information:
Total investment portfolio at fair value	$334.8	$364.0
Number of portfolio companies	37	40
Weighted average yield on debt investments	16.0%	15.8%
Loans on non-accrual status (% of portfolio at fair value)	0.0%	0.0%

As of June 30, 2026, the Company’s investment portfolio had an aggregate fair value of approximately $334.8 million across 37 portfolio companies. During the quarter ended June 30, 2026, the Company funded one new debt investment to an existing portfolio company with an aggregate value of $2.7 million. Three positions were repaid in full during the quarter ended June 30, 2026, representing $26.7 million. The Company also received scheduled and unscheduled amortization payments totaling $5.5 million.

Subsequent to quarter end, one position of $25.0 million was funded to a new portfolio company. As of June 30, 2026, there were no loans on non-accrual status.

Liquidity and Capital Resources

As of June 30, 2026, the Company had $73.9 million of liquidity, including $0.9 million of cash and $73.0 million of borrowings available to be drawn on its $100.0 million senior credit facility, which is subject to certain borrowing base requirements and other restrictions. As of August 12, 2026, the Company had $53.5 million outstanding on its senior credit facility and approximately $47.2 million of liquidity.

On May 11, 2026, the Company filed a shelf registration statement with the Securities and Exchange Commission (the “SEC”), which once declared effective, will allow the Company to issue up to $500 million of securities, including debt securities. The shelf registration is intended to provide the Company with enhanced financial flexibility to efficiently access the capital markets to grow the Company’s portfolio.

Dividend

On August 10, 2026, the Company’s Board of Directors declared a third quarter 2026 dividend of $0.34 per share, payable on October 9, 2026, with a record date of September 25, 2026, for a total of approximately $7.8 million. The second quarter 2026 dividend of $0.34 per share was paid on July 10, 2026, to shareholders of record as of June 26, 2026, and was the seventh consecutive dividend at that rate.

Recent Developments

On June 17, 2026, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Chicago Atlantic Real Estate Finance, Inc. (“REFI”) (NASDAQ: REFI), an affiliated company that has elected to be taxed as a real estate investment trust and is externally managed by an affiliate of the Company’s investment adviser, pursuant to which REFI will merge with and into the Company, with the Company continuing as the surviving company (the “Merger”). Prior to the Merger, REFI will elect to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). At closing, REFI’s stockholders will receive a number of shares of the Company’s common stock determined based on the ratio (the “Exchange Ratio”) of REFI’s net asset value (“NAV”) per share, as adjusted in accordance with the Merger Agreement, to the Company’s NAV per share, similarly adjusted, in each case as determined shortly prior to closing. Based on the respective NAVs of REFI and the Company as of March 31, 2026, and without giving effect to any other changes in the inputs to the Exchange Ratio occurring after March 31, 2026, former REFI stockholders would be expected to own approximately 50.5% of the Company immediately following the Merger. The actual pro forma ownership percentage will depend on the Exchange Ratio calculated shortly prior to closing and may differ from the March 31, 2026 estimate. Completion of the Merger is subject to the approval of stockholders of both the Company and REFI, including approval by REFI’s stockholders of REFI’s election to be regulated as a business development company under the 1940 Act and approval by REFI’s stockholders of an investment advisory agreement, as well as regulatory approvals, third-party consents and other customary closing conditions. Assuming these conditions are satisfied, the Merger is expected to close in the fourth quarter of 2026. There can be no assurance that the Merger will be completed on the anticipated terms or timing, or at all. Additional information regarding the Merger is set forth below under “Additional Information and Where to Find It.”

Live Conference Call and Webcast

The Company will host a conference call and live audio webcast, both open for the general public to hear, to discuss the Company’s second quarter 2026 financial results at 9:00 a.m. ET on Thursday, August 13, 2026. The number to access the conference call is 833-630-1956 (international callers: 412-317-1837). The live audio webcast of the call will also be available at the following link https://edge.media-server.com/mmc/p/a3rmvk74.

A replay of the call will be available at investors.chicagoatlanticbdc.com by the end of day on August 13, 2026.

About Chicago Atlantic BDC, Inc.

The Company is a specialty finance company that has elected to be regulated as a business development company under the 1940 Act, as amended, and has elected to be treated as a regulated investment company for U.S. federal income tax purposes. The Company’s investment objective is to maximize risk-adjusted returns on equity for its stockholders by investing primarily in direct loans to privately held middle-market companies, with a primary focus on cannabis companies. The Company is managed by Chicago Atlantic BDC Advisers, LLC (the “Adviser”), an investment manager focused on the cannabis industry and other niche or underfollowed sectors. For more information, please visit chicagoatlanticbdc.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the Company’s current views and projections with respect to, among other things, future events and financial performance, including statements regarding the proposed Merger with REFI and its expected timing and effects, the expected pro forma ownership of former REFI stockholders in LIEN following the Merger, the expected implementation and effects of federal rescheduling of medical cannabis, the Company’s dividend expectations, and the Company’s future operations and strategies. Words such as “believes,” “expects,” “will,” “intends,” “plans,” “guidance,” “estimates,” “projects,” “anticipates,” “future” and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to numerous risks and uncertainties, including, without limitation: (i) the risk that the proposed Merger may not be completed on the anticipated terms or timing, or at all; (ii) the failure to obtain the required stockholder approvals of REFI or LIEN, including approval of REFI’s election to be regulated as a business development company and approval of REFI’s investment advisory agreement; (iii) the failure to satisfy other conditions to closing, including regulatory approvals and third-party consents; (iv) the effect of the announcement or pendency of the Merger on the Company’s business, operating results, and relationships with borrowers, employees and other counterparties; (v) risks that the Merger may divert management’s attention from the Company’s ongoing business; (vi) the outcome of any legal proceedings that may be instituted against REFI or LIEN related to the Merger; (vii) the amount of costs, fees and expenses related to the Merger; (viii) developments in the cannabis industry, including federal, state and local legal and regulatory changes and the implementation of federal rescheduling; (ix) changes in interest rates, credit spreads and macroeconomic conditions; and (x) the other risks identified in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q, and in the registration statement on Form N-14 filed by LIEN with the SEC on July 31, 2026, including the joint proxy statement/prospectus contained therein. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. We do not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), or in a transaction exempt from the registration requirements of the Securities Act.

Additional Information and Where to Find It

This communication includes information relating to the Merger of REFI with and into the Company, along with related proposals for which stockholder approval will be sought, pursuant to the Merger Agreement. The Merger Agreement was unanimously approved by the Boards of Directors of both the Company and REFI, each acting on the unanimous recommendation of its special committee of independent directors (each, a “Special Committee”). In connection with the proposals, on July 31, 2026, the Company filed relevant materials with the SEC, including a registration statement on Form N-14, which has not yet been declared effective, which includes a joint proxy statement of the Company and REFI and a prospectus of the Company (the “Proxy Statement/Prospectus”). This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. STOCKHOLDERS OF THE COMPANY AND REFI ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, REFI, THE MERGER AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, www.sec.gov, or from each company’s investor relations website at www.investors.chicagoatlanticbdc.com (the Company) and www.investors.refi.reit (REFI), or by directing a request to LIEN@chicagoatlantic.com (the Company) or IR@REFI.reit (REFI).

Participants in the Solicitation

The Company, REFI, the Adviser, Chicago Atlantic REIT Manager, LLC, the external manager of REFI, and their respective directors, officers, members, managers, partners, employees and affiliates, and other persons may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and REFI in connection with the Merger and the related proposals. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company and REFI in connection with the Merger and the related proposals, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available. Additional information regarding the ownership of securities of the Company and REFI by their respective directors and executive officers is included in their SEC filings on Forms 3, 4 and 5, which can be found through the SEC’s website at www.sec.gov. Information about the directors and executive officers of the Company is set forth in the Company’s proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 30, 2026, and in LIEN’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 19, 2026. Information about the directors and executive officers of REFI is set forth in REFI’s proxy statement for its 2026 annual meeting of stockholders, filed with the SEC on April 23, 2026, and in REFI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on March 12, 2026. Each of these documents is available free of charge at the SEC’s website, www.sec.gov, or from the Company’s or REFI’s investor relations website, as applicable.

Contact

Tripp Sullivan

Lisa Kampf

SCR Partners

LIEN@chicagoatlantic.com

CHICAGO ATLANTIC BDC, INC.

Statements of Assets and Liabilities

	June 30, 2026	March 31, 2026
	(Unaudited)	(Unaudited)
ASSETS
Investments at fair value:
Non-controlled/non-affiliate investments	$334,833,992	$346,596,232
Non-controlled affiliate investments	-	17,370,481
Total investments at fair value (amortized cost of $336,747,389 and $364,290,996, respectively)	334,833,992	363,966,713
Interest receivable	3,588,157	4,358,743
Prepaid expenses and other assets	2,605,281	1,305,750
Due from affiliates	2,008,432	152,958
Cash	925,534	3,346,316
Total assets	$343,961,396	$373,130,480

LIABILITIES
Revolving line of credit	$27,000,000	$54,500,000
Distributions payable	7,759,001	7,759,001
Income-based incentive fees payable	1,920,905	2,457,290
Other payables	1,677,560	876,266
Management fee payable	1,555,022	1,529,360
Due to affiliates	1,441,236	1,359,256
Professional fees payable	118,133	464,846
Total liabilities	$41,471,857	$68,946,019

NET ASSETS
Common stock, $0.01 par value, 100,000,000 shares authorized, 22,820,590 and 22,820,590 shares issued and outstanding, respectively	$228,206	$228,206
Additional paid-in-capital	303,079,082	303,079,082
Distributable earnings	(817,749)	877,173
Total net assets	$302,489,539	$304,184,461
NET ASSET VALUE PER SHARE	$13.26	$13.33

CHICAGO ATLANTIC BDC, INC.

Statements of Operations

	For the Three Months Ended
	June 30, 2026	March 31, 2026
INVESTMENT INCOME
Non-controlled/non-affiliate investment income
Interest income	$12,333,209	$13,780,772
Fee income	659,411	2,096,857
Total investment income from non-controlled/non-affiliate investments	12,992,620	15,877,629
Non-controlled affiliate investment income
Interest income	955,512	802,644
Fee income	22,500	22,500
Total investment income from non-controlled affiliate investments	978,012	825,144
Total investment income	13,970,632	16,702,773

EXPENSES
Income-based incentive fees	1,920,903	2,457,289
Management fee	1,555,022	1,529,359
General and administrative expenses	1,142,752	1,212,784
Interest expense	1,000,939	1,024,542
Professional fees	210,244	198,238
Audit expense	153,750	153,750
Other expenses	145,109	146,106
Sub-administrator fees	115,766	133,410
Legal expenses	72,954	45,750
Excise tax expense	-	2,730
Capital gains incentive fees	-	(163,473)
Total expenses	6,317,439	6,740,485
NET INVESTMENT INCOME (LOSS)	7,653,193	9,962,288

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS
Non-controlled non-affiliate investments	(528,944)	(2,487,070)
Non-controlled affiliate investments	(1,060,170)	1,060,170
Net change in unrealized appreciation (depreciation) on investments	(1,589,114)	(1,426,900)
Net realized and unrealized gains (losses)	(1,589,114)	(1,426,900)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,064,079	$8,535,388

NET INVESTMENT INCOME (LOSS) PER SHARE - BASIC AND DILUTED	$0.34	$0.44
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS PER SHARE - BASIC AND DILUTED	$0.27	$0.37
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC AND DILUTED	22,820,590	22,820,590